Inventories	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Inventories
18. INVENTORIES

	December 31, 2021	December 31, 2020
Merchandise held for resale and in transit	27,106	15,977
Right of return assets	417	231
Other inventories	752	216
Inventory valuation allowance	(1,913)	(1,082)

	26,362	15,342

In 2021, inventories of 116,900 (20
20
: 75,929) were recognized as an expense during the year, in which the related revenue is recognized, and included in cost of sales. In addition, the Group recorded 9,490 (2020: 4,871) of rebates and subsidies from certain vendors which were recognized as a reduction of cost of sal
e
s.
In 2021, inventories were reduced by 831 (2020: 173) as a result of the write-down to net realizable value. In addition, losses of inventories amounted to 2,486 (2020: 309). The write-downs and losses of inventories were recognized as an expense during the period and included in cost of sales.